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                                                                 EXHIBIT 10.12.1

                               NET2000 GROUP, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

       This Incentive Stock Option Agreement (the "Agreement"), effective as of May 19, 1998, is made by and between NET2000 GROUP, INC., a Delaware corporation (the "Company"), and DONALD E. CLARKE (the "Optionee").

       WHEREAS, the Company wishes to grant an option to purchase shares of the Company's common stock to the Optionee pursuant to the terms of the Employment Agreement of even date herewith and the Company's 1997 Equity Incentive Plan (the "Plan");

       WHEREAS, the Company desires that the option to be granted hereunder qualify under Section 422 of the Internal Revenue Code of 1986 as an incentive stock option;

       NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                 GRANT OF OPTION

Section 1.1  -  Grant of Option

       In consideration of service to the Company and for other good and valuable consideration, the Company grants to the Optionee an option to purchase 103,897 shares of the Company's common stock in accordance with the terms and conditions of the Plan. The option is intended by the parties to be, and shall be treated as, an incentive stock option, as such term is defined under Section 422 of the Internal Revenue Code of 1986 (the "Code"). The Optionee's rights with respect to the option shall be governed by the terms contained herein and in the absence of such definition the Plan.

Section 1.2  -  Option Price

       The purchase price of the shares of stock covered by the option shall be $0.95 per share, which was the fair market value for a share of the Company's common stock as of the effective date of this Agreement, as determined in good faith by the Board of Directors of the Company in conformance with the Treasury Regulations under Section 422 of the Code.


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Section 1.3  -  Adjustments in Option

       In the event that the outstanding shares of stock subject to the option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the shares subject to the option and the price per share will be equitably adjusted to reflect such changes pursuant to Article IX of the Plan. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the option price per share. Any such adjustment made by the Administrator of the Plan (the "Administrator" as defined in the Plan) shall be final and binding upon the Optionee, the Company and all other interested persons.

                                   ARTICLE II

                               EXERCISE OF OPTION

Section 2.1  -  Person Eligible to Exercise.

       During the lifetime of the Optionee, only the Optionee may exercise the option or any portion thereof. After the death of the Optionee, any exercisable portion of the option may, prior to the time when the option becomes unexercisable under the terms of the Plan or the Agreement, be exercised by the Optionee's personal representative or by any other person empowered to do so under the Optionee's will, trust or under then applicable laws of descent and distribution.

Section 2.2  -  Manner of Exercise

       The option, or any portion thereof, may be exercised only in accordance with the terms of the Plan and solely by delivery to the President of the Company of all of the following items prior to the time when the option or such portion becomes unexercisable under the terms of the Plan:

                (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the option or portion thereof, stating that the option or portion thereof is thereby exercised, such notice complying with all applicable rules (if any) established by the Administrator;

                (b) Full payment (in cash or by cashiers' or certified check) for the shares with respect to which such option or portion thereof is exercised;


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                (c) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Optionee or other person then entitled to exercise such option or portion thereof, stating that the shares of stock are being acquired for his or her own account, for investment and without any present intention of distributing or reselling said shares, or any of them, except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representations and agreement and to effect compliance with all federal and state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an option exercise does not violate the Act and may issue stop-transfer orders covering such shares. The written representations and agreement referred to in the first sentence of this subsection (c), however, shall not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares; and

                (d) In the event the option or any portion thereof shall be exercised pursuant to Section 2.1 by any person or persons other than the Optionee, appropriate proof, reasonably satisfactory to the Administrator, of the right of such person or persons to exercise the option.

                (e) As a condition to the issuance of Shares upon Option exercise (whether to the Optionee or to his beneficiary), the Company shall have the right to withhold from payments otherwise due and owing to the Optionee (or his beneficiary) or to require the Optionee (or his beneficiary) to remit to the Company in cash upon demand an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state, or local withholding tax requirements at the time the Optionee (or his beneficiary) recognizes income for federal, state, or local tax purposes as the result of the receipt of Shares pursuant to this Agreement.

Section 2.3  -  Conditions to Issuance of Shares

                (a) The Company shall not issue any shares to the Optionee until the Optionee has executed and delivered to the Company a Stock Restriction Agreement substantially in the form of attached Exhibit 1, and a Notice of Exercise of Stock Option letter, substantially in the form of attached Exhibit 2.

                (b) The shares of stock deliverable upon the exercise of the option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Such shares shall be fully paid and


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nonassessable and certificates representing such shares shall be delivered to
Optionee immediately upon full compliance with the terms and conditions contained in this Agreement and the Plan.

Section 2.4  -  Rights of Shareholders

       The Optionee shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the option unless and until certificates representing such shares shall have been issued by the Company to the Optionee.

Section 2.5  -  Vesting and Exercisability.

       The option granted hereunder shall vest according to the schedule in this
Section 2.5 and shall be exercisable as to not more than the vested percentage of the shares subject to the option at any point in time. The option shall become vested according to the following schedule:

                                    Cumulative Percentage
                    Date            of Shares Vested
                    ----            -----------------
                 Immediately                 25%
                  12/15/98                   50%
                  12/15/99                   75%
                  12/15/00                   100%

       Administrator, in its sole and absolute discretion, may accelerate the vesting of the option at any time.

Section 2.6  -  Duration of Option

       Except as specified below, the option granted hereunder shall expire ten years from the effective date of grant. Notwithstanding the foregoing, the option may expire prior to ten years from the effective date of this Agreement, in the following circumstances:

                (a) In the case of the Optionee's death, the option shall expire on the one-year anniversary of the Optionee's death.

                (b) In the case of the Optionee's total and permanent disability and resulting termination of employment with the Company, the option shall expire on the one-year anniversary date of the Optionee's last day of employment.

                (c) If the Optionee ceases employment for any reason other than death, disability or retirement (as described in the preceding paragraph), the option shall lapse on the 90th day following the day upon which the Optionee's employment with the Company is terminated.


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                (d) Notwithstanding any provisions set forth above in this
Section 2.6, if the Optionee shall (i) commit any act of material malfeasance affecting the Company or its affiliates, (ii) breach any covenant not to compete or any material provision of any other agreement with the Company or any affiliate, or (iii) engage in conduct that would warrant the Optionee's discharge for cause, any unexercised part of the option shall lapse immediately upon the earlier of the occurrence of such event or the last day the Optionee is employed by the Company.

Section 2.7  -  Change of Control

       If there is a Change in Control, as defined below, 67% of the outstanding unvested options to purchase Company capital stock held by the Optionee shall vest immediately. Notwithstanding the preceding sentence, (i) if the Optionee shall be terminated by the Company, without cause (as defined in the Employment Agreement by and between the Company and the Optionee of even date herewith, the "Employment Agreement"), within three months of a Change in Control, as defined below, 100% of the outstanding unvested options to purchase Company capital stock held by the Optionee shall vest at the time of termination or (ii) if the Optionee shall be terminated by the acquiring company, without cause (as defined in the Employment Agreement), within six months following a Change in Control, as defined below, 100% of the outstanding unvested options to purchase Company capital stock held by the Optionee shall vest at the time of termination

       Change of control shall be deemed to occur upon the first of the following events:

                       (i) any person becomes the beneficial owner, directly or indirectly, of the securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities and such person has the ability to elect a majority of the members of the Company's Board of Directors, if such ownership is not in place on the date of the grant;

                       (ii) any person becomes the beneficial owner, directly or indirectly, of the securities of the Company sufficient to elect a majority of the members of the Board of Directors of the Company, provided that the Optionee's responsibilities as an employee of the Company are materially adversely diminished by such change in control; or

                       (iii) the sale of all or substantially all of the assets of the Company, or a merger, consolidation, or similar transaction of the company in which the Company is not the surviving entity or the Company's stockholders immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity.

A "change in control" shall not include either of the following events:


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                       (i) a transaction, the sole purpose of which is to change
the state of the Company's incorporation; or

                       (ii) a transaction, the result of which is to sell all or substantially all of the assets of the Company to another entity ( the "surviving entity"); provided the surviving entity is owned directly or indirectly by the Company's stockholders immediately following such transaction in substantially the same proportions as their ownership of the Company's voting capital stock immediately preceding such transaction.

                                   ARTICLE III

                                  MISCELLANEOUS

Section 3.1  -  Administration

       The Administrator shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent herewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement or any similar agreement to which the Company is a party.

Section 3.2  -  Options Not Transferable

       Neither the option nor any interest or right therein or part thereof shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 3.3  -  Shares to be Reserved

       The Company shall at all times during the term of the option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.




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Section 3.4  -  Proceeds

       The proceeds received by the Company for the sale of shares of stock pursuant to this Agreement shall be used for general corporate purposes.

Section 3.5  -  Notices

       Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature below. By a notice given pursuant to this Section 3.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, deposited (with postage prepaid) in a United States postal receptacle.

Section 3.6  -  Titles

       Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 3.7  -  Notification of Disposition

       The Optionee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made within two (2) years from the date of the exercise of an option with respect to such shares. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Optionee in such disposition or other transfer.

Section 3.8  -  Incorporation of the Plan by Reference

       The option is granted in accordance with the terms and conditions of the Agreement and the Plan, the terms of which are incorporated herein by reference, and to the extent that terms and conditions are described in the Agreement then such terms and conditions shall be used as described therein, otherwise the terms and conditions of the Plan shall control. Any capitalized term used in the Agreement that is not otherwise defined in the Agreement shall have the meaning assigned to it in the Plan.



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Section 3.9  -  Governing Law.

       This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia.

Section 3.10  -  Entire Agreement.

       This Agreement, the exhibits hereto and the Plan constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

Section 3.11  -  Arbitration.

       The parties agree that any controversy, claim, or dispute arising out of or relating to this Agreement, or the breach thereof, or arising out of or relating to the employment of the Optionee, or the termination thereof, including any claims under federal, state, or local law, shall be resolved by arbitration in Fairfax, Virginia in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. The parties agree that any award rendered by the arbitrator shall be final and binding, and that judgment upon the award may be entered in any court having jurisdiction thereof.

                            [signatures on next page]



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       IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties as of the date first written above.

                                    NET2000 GROUP, INC.

                                    By:  /s/  Clayton A. Thomas, Jr.
                                       -----------------------------------------
                                              Clayton A. Thomas, Jr., President

                                    DONALD E. CLARKE

                                     /s/  Donald E. Clarke
                                    --------------------------------------------

                                    1510 Judd Court
                                    --------------------------------------------
                                    Street Address

                                    Herndon, VA 20170
                                    --------------------------------------------
                                    City, State and Zip Code



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